EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Michael Blum, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Appcoin Innovations Inc. for the period ended September 30, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Appcoin Innovations Inc.

Date: November 13, 2017

/s/ Michael Blum
Michael Blum
Chief Financial Officer and Director
(Principal Financial Officer
and Principal Accounting Officer)